Exhibit 10a

                             CONTRACT OF EMPLOYMENT

      Made and signed in Tel Aviv and New York this 28th day of May 1997

BETWEEN:    1)    AMPAL (ISRAEL) LTD. - P.C.

                  of 111 Arlozorov street, Tel-Aviv 62098 ISRAEL

                  (hereinafter referred to as "Ampal Israel" or "the Company")

            2)    AMPAL - AMERICAN ISRAEL CORPORATION
                  a company registered in New York, USA

                  of 1177 Avenue of the Americas, New York, New York 10036, USA (hereinafter referred to as "Ampal USA")

                                                                of the one part;

AND: MR. YEHOSHUA GLEITMAN - I.D. NO. 008459828 of Tabenkin 33, Tel-Aviv, ISRAEL (hereinafter referred to as "the Employee")

                                                              of the other part.

WHEREAS: Ampal Israel is a subsidiary of and fully owned and controlled by Ampal USA;

AND WHEREAS:      the Company wishes to employ the Employee as the
                  chief executive officer (CEO) of Ampal Israel (and/or in another senior position therein), and, within the scope of such position, he may also be required to operate in an executive capacity at Ampal USA and companies related thereto, all as specified below in this contract;

AND WHEREAS:      the Employee agrees to act in the said position on
                  the terms and conditions specified below in this contract;
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AND WHEREAS:      the provisions of any collective agreement, collective
                  arrangement and/or any other agreement or arrangement, save for this contract, shall not apply to the Employee.

          ACCORDINGLY, IT IS WARRANTED, PROVIDED AND AGREED BETWEEN THE
                              PARTIES AS FOLLOWS:

1.          GENERAL

            1.1 The recitals and appendices to this contract constitute an integral part hereof and shall be read together herewith.

            1.2 This contract revokes any previous understandings and/or agreements which prescribed the terms and conditions of the Employee's employment by the Company and his remuneration, whether made in writing, orally or by way of the parties' conduct. All the terms and conditions of the Employee's employment with the Company and the companies are only as provided in this contract (including in the allotment agreement as defined below), and the terms and conditions of any other arrangement whatsoever, including any collective agreement or collective arrangement or practice whatsoever, applicable or that shall be applicable to any of the other companies' employees, shall not apply to the Employee.

            1.3   Definitions

                  In this contract, the following expressions shall have the meanings set forth alongside them:

            "The companies"         means Ampal Israel, Ampal USA,
                                    any subsidiary thereof and any company
                                    controlled directly or indirectly by Ampal
                                    Israel or Ampal U.S.A.
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                                      -3-


            "CPI"                   means  the  consumer   price  index,   all
                                    states,  as  published   annually  by  the
                                    United States Department of Labor.

2.          TERM OF THE CONTRACT

            The Company agrees and undertakes to employ the Employee as its chief executive officer (CEO) as specified below (and/or in another senior position) commencing from the date of signing this contract and until the termination hereof as provided in clause 9 below (hereinafter referred to as "the term of the contract"), and the Employee agrees and undertakes to perform his position during the term of the contract and to perform all his other obligations pursuant hereto.

3.          DUTIES AND POWERS

            3.1. The Employee undertakes to manage Ampal Israel and its subsidiaries, to operate and advance their business in all spheres and to act to the best of his ability in order to make the companies profitable and successful. The Employee shall dedicate all his business time and energy to the business of the Company and the other companies, and shall invest his best efforts to advance their affairs and business, directly and through the executive. Without derogating from the generality of the aforegoing, within the scope of his duties in the companies the Employee shall manage Ampal Israel, and shall perform certain management and executive duties for Ampal USA and companies related thereto, and in such context he shall engage inter alia (but not only) in the supervision and management of existing investments, in the location, performance and management of new investments, in the management of personnel, in financial management and in reporting etc.

            3.2 In addition, the Employee's duties in respect of the companies shall include, inter alia, aspects relating to serving as a senior executive and
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                                      -4-


                  being involved in the management of Ampal USA, as a public company registered in the USA whose securities are traded in the USA, including deliberations and decisions regarding or effected by securities laws and laws relating to taxation in the USA and in Israel, as well as duties relating to public relations, the raising of capital, strategic planning and the like, as directed from time to time by the president of the Board of Directors or Executive Committee of Ampal U.S.A.

            3.3 The Employee's powers and duties in the companies shall be in accordance with the resolutions, instructions and guidelines of the Company's board of directors or those boards of directors of companies in respect of which the Employee performs management or executive functions pursuant to this contract, as advised to him from time to time.

            3.4 The Employee undertakes to give the companies' boards of directors and/or any of their members appropriate reports and other information in connection with the companies' affairs or business, on the dates and in the manner that shall be required by the companies' boards of directors.

4.          PERSONAL TRUST

            4.1. The Employee undertakes to perform his duties diligently and loyally and to use all his qualifications, knowledge and experience for the companies' benefit. The companies undertake that during the term of the Employee's employment, they shall grant him appropriate employment terms and conditions as specified in the provisions of this contract and subject thereto.

            4.2 During the term of his employment with the Company, the Employee may not engage in any additional employment whatsoever, for payment or otherwise, without obtaining the prior written approval of the chairman of the Company's board of directors.

                  The Employee may also not carry on any independent business activities during such period, whether for consideration or otherwise, including as employee, consultant, partner, agent, broker, manager, provider of services and/or in another manner whatsoever (save for passive investments of not more than 5% in companies whose shares are listed for trading on a major stock exchange or market in Israel or the United States), without obtaining prior written approval as aforesaid.

            4.3 The Employee undertakes that throughout the term of the contract he shall not directly or indirectly compete with the companies and or/or their business, that he shall maintain confidentiality in all respects relating to the business and affairs of the companies or any other entity related thereto and that he shall not howsoever prejudice the companies' reputation, its customer base and/or business relationships.

                  The Employee further undertakes not to place himself in a position of conflict of interests which might influence the performance of his duties and/or obligations pursuant to this contract, and without derogating from the aforegoing, he undertakes not to place himself in the position of an interested party (within the meaning thereof in the Securities law, 5728-1968) in a business competing with any of the companies.

            4.4 For the avoidance of doubt, it is expressed that the provisions of this clause do not derogate from any liability and/or responsibility imposed upon the Employee at law, by agreement and/or by custom, including the provisions of clause 10 below.

5.          SALARY

            5.1 In consideration for his employment with the Company and the other companies, in consideration for all his services to them and in
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                                      -6-


                  consideration for the performance of all his obligations pursuant hereto, the Company shall pay the Employee a gross monthly salary in an amount in NIS equal to US$ 20,000, adjusted annually (as of 31 December of each calendar year beginning December 31, 1997), according to the rate of increase in the CPI such adjustment to be made using 1996 as the base year (hereinafter referred to as "the salary").

            5.2 The salary shall be paid to the Employee once a month on the 2nd of each month in respect of the preceding calendar month of employment.

6.          COMPANY CAR

            The Company shall make available to the Employee a private passenger car of a value of up to NIS 150,000 for the Employee's personal use. The Company shall bear all the expenses involved in the car's use and maintenance. The value of the use of the car for income tax purposes shall be grossed up and added to the salary, but shall not be recorded as part of his salary for any other purpose, including for the purpose of calculating his social rights.

7.          SOCIAL RIGHTS & REIMBURSEMENT OF EXPENSES

            7.1 The Employee shall be entitled to social rights based on the salary as defined above, as follows:

                  (a) Pension fund - Based on the Salary, the Company and the Employee shall allocate the customary accepted amounts to a pension fund on behalf of the Employee, as established by law.

                        The Company shall gross-up and/or bear any undeductable expenses derived of this allocation.
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                                      -7-


                  (b) Compensation fund - Based on the salary, the Company shall allocate the customary and acceptable amounts to a compensation fund on behalf of the Employee.

                  (c) Professional fund - Based on the salary the Company shall allocate the cotomary accepted amounts to a professional education fund on behalf of the Employee.

                        The Company shall gross-up and/or bear any undeductable expenses derived of this allocation.

                  (d) Yearly vacation - The Employee shall be entitled to a yearly vacation of up to 21 days a year. Any vacation time not used during any given year or the year succeeding it may not be carried forward into later years, and the Employee will not be entitled to any additional compensation on account of unused vacation time, except as may be required by Law. All vacations shall be scheduled at mutually acceptable times.

                  (e) the employee shall be entitled to sick leave according to to applicable Israeli law.

            7.2 The Company shall bear the expenses which the Employee shall be required to expend in order to perform his duties in the companies, upon submission of proper documentation and only in accordance with Company policies in effect from time to time.
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                                      -8-


                  In addition, the Employee shall be entitled to Customary benefits as accepted among the senior employees of the Company.

8.          PLAN FOR THE ALLOTMENT OF SHARES AND OPTIONS

            At or about the time of executing this contract, the parties shall execute an agreement for the allotment of shares and for the allotment of options to the Employee as part of the consideration for the performance of his duties in the companies (in addition to his salary and ancillary conditions), subject to and in accordance with the provisions of section 102 of the Israeli Tax Ordinance - all as specified in the said agreement (hereinafter referred to as "the allotment agreement").

            The allotment agreement shall be deemed an integral part of his contract and the two shall be viewed together.

            Notwithstanding any other provision, including the provisions of the allotment agreement, it is hereby agreed that from the date on which any of the parties notifies the other of its/his wish to terminate this contract (whether in accordance with the provisions of clause 9 below or in any other manner) or commencing from the date on which the Employee's employment with the Company ceases, whichever is the earlier, the Employee shall not be entitled to any shares and/or options in addition to those already transferred to the trustee (as defined in the allotment agreement) until such date and, without derogating from the generality of the aforegoing, it is expressed that upon the giving of notice as aforesaid, the Employee shall not be entitled to the allotment of additional shares and/or options, in respect of his activities performed for the Company during the transition period specified in sub-clause 10.1 below.

9.          TERMINATION OF THE CONTRACT

            9.1 Notwithstanding the foregoing, any of the parties may terminate this contract by giving the other prior written notice of at least three months for
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                                      -9-


                  each year (or portion thereof) of employment, up to a maximum of nine months (hereinafter referred to as "the prior notice period"), and in such event the terms and conditions specified in clause 10 shall inter alia apply. For example, at any time during the first year of employment, the prior notice period shall be three months; during the second year of employment, the prior notice shall be six months; and thereafter the prior notice period shall be nine months.

            9.2 Notwithstanding the provisions of sub-clause 9.1 above and in addition thereto, the Company may terminate this contract by giving at least two weeks' prior written notice on the occurrence of at least one of the following incidents, and in such event such two week period shall be deemed the prior notice period for all intents and purposes:

                  9.2.1 if the Employee commits a fundamental breach of this contract, including if he performs acts or omissions involving gross negligence, willful misconduct, fraud or embezzlement on his part, and he does not rectify the breach within 15 days of the date on which he receives written warning to do so;

                  9.2.2 if the Employee is convicted in a final judgment of an offence involving moral turpitude;

                  9.2.3 if the Employee sustains a permanent disability (as
                        determined by the Company's Board of Directors), or protracted illness (at least three months) or if his legal capacity is limited and in consequence thereof he is unable to continue performing his duties, or if he is prohibited or prevented for any other reason from continuing to act in his position pursuant to this contract.

            9.3 In the event that one party notifies the other of its/his wish to terminate this contract, the Company may, but is not bound, in its exclusive discretion, require that the Employee continue performing his duties in the companies until the end of the term specified in sub-clause 9.1 or 9.2 above, or part thereof.

                  However, it is agreed that in the event that for any reason whatsoever the Employee is not employed in his position in the Company during the prior notice period, he shall only be entitled (if at all) to his salary pursuant to sub-clause 5.1 and to a company car pursuant to sub-clause 6.1 above during the remainder of the prior notice period.

            9.4 It is hereby expressed that the provisions of sub-clause 9.1 to 9.3 above do not impair the companies' rights to terminate this contract by virtue of any law and/or to insist upon their rights pursuant to any law, in the event that acts and/or omissions for which the Employee is at fault, which are not within the scope of performing his duties in the companies, are involved.

                  In addition, it is expressed that use made by one party of its/his authority pursuant to this clause, or his/its failure to do so, do not derogate from its/his right to any other remedy or relief available to it/him at law and/or by virtue hereof.

            9.5 In the event of termination of the Employee's employment with the company, either by the employee himself or by the company, the directors and officers' insurance policy which was issued on behalf of him, shall, as far as is permissible, be transferred to the name of the employee. However, it is agreed that this provision shall not apply in the event of termination of employment as set forth in articles 9.2.1, 9.2.2.
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                                      -11-


10.         HANDING OVER THE POSITION

            Upon the termination of the Employee's employment with the Company, and without excluding any obligation imposed upon him by virtue of any agreement and/or law, the Employee hereby undertakes to act in accordance with the following provisions:

            10.1 The Employee shall hand over his position in an orderly manner and in such context he shall give the companies or anyone acting on their behalf all the documents, information and material which comes into his possession and/or which is prepared by him in connection with his employment with the Company or with the other companies.

            10.2 The Employee undertakes to maintain confidentiality in all respects relating to the companies' business and/or affairs, including any information or know-how which comes into his possession during the period of his employment with the companies.

                  Furthermore, the Employee undertakes not to make any use whatsoever of the aforementioned information and/or know-how and not to disclose and/or make any use of any of the companies' tangible and/or intangible property, whether for consideration or otherwise.

                  This undertaking shall remain valid for an unlimited period.

            10.3 The Employee undertakes not to directly or indirectly compete in Israel with the companies' business in a manner that might prejudice the companies and/or their business, including by providing consultancy services to, managing and/or by being an interested party (within the meaning thereof in the Securities Law, 5728-1968) in a business directly competing with the companies, as aforesaid, for the following periods:
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                                      -12-


                  10.3.1 if the relationship is terminated in consequence of the Employee's resignation - for a period of two years from the date of the relationship's termination;

                  10.3.2 if the relationship is terminated in consequence of the Employee's dismissal by the Company - for a period of one year from the date of the relationship's termination.

            10.4 After the termination of his employment, the Employee shall not, directly or indirectly, solicit, entice, recruit, persuade or seek to induce any person who is or was an employee of, or consultant to, any of the companies at the date of termination or at any time during the period of employment to terminate his or her employment or consultancy with the companies, or approach any such employee or consultant for any or the foregoing purposes, or authorize or assist in the taking of any such actions by any third party.

11.         MISCELLANEOUS

            11.1 This contract is dependent an conditional upon the approval of the board of directors of Ampal Israel and the Executive Committee of the board of directors of Ampal USA.

            11.2 This agreement (including the allotment agreement) and all rights and obligations of the parties related to it shall be governed by and construed in accordance with the laws of Israel, except that all matters relating to the form and manner of the allotment under the allotment agreement and the issuance of shares of Ampal USA shall be governed by New York law.
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                  Any dispute concerning the above-mentioned agreements, rights and/or obligations shall be settled pay conducted in front of an Israeli tribunal exclusively.

            11.3 Notice sent by registered mail to the parties' addresses specified in the recitals hereto or to their appointed representatives shall be deemed to have reached its addressee with 15 days from the date of dispatch, and if transmitted by facsimile or delivered by hand on an ordinary business day - at the time of transmission or delivery, and if transmitted or delivered on a day which is not an ordinary business day - on the first ordinary business day thereafter.

                           AS WITNESS THE HANDS OF THE PARTIES ON THE DATE AND
                      AT THE PLACE SPECIFIED ABOVE:


/s/Yehoshua Gleitman          /s/Lawrence Lefkowitz         /s/Raz Steinmetz
---------------------         ----------------------        --------------------
THE EMPLOYEE                  AMPAL USA                     AMPAL ISRAEL